UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 16, 2009 (March 13, 2009)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place,
Stamford, Connecticut	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
     On March 13, 2009, Aircastle Limited issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors declared a fourth quarter cash dividend on its common shares of $0.10 per share. The dividend is payable on April 15, 2009 to holders of record of Aircastle’s common shares on March 31, 2009.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
  (d) Exhibit 99.1 Press Release dated March 13, 2009 which is being furnished hereto pursuant to Item 7.01.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton David Walton
Chief Operating Officer, General
Counsel and Secretary
Date: March 16, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 13, 2009